T. Rowe Price Tax-Efficient Funds, Inc.

T. Rowe Price Tax-Efficient Balanced Fund

T. Rowe Price Tax-Efficient Growth Fund

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

Supplement to prospectus dated July 1, 2003

Effective June 1, 2004, the last paragraph of  the Contingent Redemption Fee section on page 15 of the prospectus will be replaced with the following language:

Exceptions

Shares purchased through reinvested distributions (dividends and capital gains), shares held in participant-directed retirement plans or accounts, such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts, or shares redeemed through designated systematic withdrawal plans are exempt from the redemption fee. The fee does apply to all other types of accounts including IRAs. The fee also may apply to shares in retirement plans held in broker omnibus accounts. In addition, shares redeemed through automatic and/or non-discretionary rebalancing programs may not be subject to the fee, subject to the prior written approval by designated persons at T. Rowe Price, provided that they reasonably can be assured that these transactions will not result in short-term market timing or excessive trading. Finally, some transactions are not motivated by short-term market timing nor qualify as "excessive" trading and, therefore, may be exempt from the redemption fee, subject to prior written approval by designated persons at T. Rowe Price as described earlier.

The date of the supplement above is May 19, 2004.

T. Rowe Price Tax-Efficient Funds, Inc.

T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

Supplement to prospectus dated July 1, 2003

Effective March 1, 2004, footnote (b) to Table 2 of the prospectus will be revised with the following to reflect the extension of the fund`s expense ratio limitation:

bEffective March 1, 2004, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through June 30, 2006, to the extent such fees or expenses would cause the fund`s ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 1.25%; however, no reimbursement will be made after June 30, 2008, or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

The date of the supplement above is March 1, 2004.

C119-041 5/19/04